Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Petro USA, Inc. (the "Company") on Form 10-Q for the six months ended December 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the "report"), I, Joseph C. Passalaqua, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 22nd day of March 2023.

s/Joseph C. Passalaqua

Joseph C. Passalaqua

Certification of Principal Financial Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 ("Section 906"), or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Petro USA, Inc., and will be retained by Petro USA, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.